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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 22, 2004




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



         Delaware                        1-6407                  75-0571592
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)




               One PEI Center                                  18711
         Wilkes-Barre, Pennsylvania                          (Zip Code)
  (Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)


   [ ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)


   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))


   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01 REGULATION FD DISCLOSURE

     On November 22, 2004, the Company will hold a special investor call and live webcast to discuss the Acquisition and Company outlook.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
         (c) Exhibits.

 Exhibit Number              Exhibit
 --------------              -------


     99.a           Investor    Call    Presentation,    "CrossCountry    Energy
                    Acquisition" presented by Southern Union Company on November 22, 2004.


     This release and other reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.
     Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union's service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union's gas distribution business; new legislation and government regulations and proceedings affecting or involving Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other businesses or investments that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union's, or any of its subsidiaries, debt securities ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    SOUTHERN UNION COMPANY
                                                    ----------------------
                                                         (Registrant)



Date  November 22, 2004                        By  /s/ DAVID J. KVAPIL
      -----------------                            -------------------
                                                   David J. Kvapil
                                                   Executive Vice President
                                                   and Chief Financial Officer



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                                  EXHIBIT INDEX





 Exhibit Number                            Description
 --------------    -------------------------------------------------------------


     99.a           Investor    Call    Presentation,    "CrossCountry    Energy
                    Acquisition" presented by Southern Union Company on November 22, 2004.